Exhibit 10.19.8
OMNIBUS AMENDMENT
This OMNIBUS AMENDMENT (this “Amendment”), dated as of January 31, 2020, is the:
(i) THIRD AMENDMENT TO THE PURCHASE AND SALE AGREEMENT, entered into among INVENTIV HEALTH CLINICAL, LLC (the “Released Originator”), each of the entities listed on the signature pages hereto as a Remaining Originator (each, a “Remaining Originator” and collectively, the “Remaining Originators”), SYNEOS HEALTH, LLC (f/k/a INC RESEARCH, LLC), in its individual capacity (“Syneos Health”) and as servicer (in such capacity, the “Servicer”) and SYNEOS HEALTH RECEIVABLES LLC (the “Buyer”); and
(ii) SEVENTH AMENDMENT TO THE RECEIVABLES FINANCING AGREEMENT, entered into among SYNEOS HEALTH RECEIVABLES LLC (the “Borrower”), the Servicer and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrative Agent and as Lender.
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the applicable Agreement described below.
BACKGROUND
A. The Remaining Originators, the Released Originator, the Servicer and the Buyer have entered into a Purchase and Sale Agreement, dated as of June 29, 2018 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Purchase and Sale Agreement”).
B. The Borrower, the Servicer, the Administrative Agent and the Lender have entered into a Receivables Financing Agreement, dated as of June 29, 2018 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Financing Agreement” and, together with the Purchase and Sale Agreement, the “Agreements”).
C. In connection with this Amendment, the Released Originator is being removed from the Purchase and Sale Agreement as a party thereto in the capacity of an “Originator”.
D. Concurrently herewith, the Released Originator and Syneos Health are entering into an assignment agreement, dated as of the date hereof (such agreement, the “Subject Assignment Agreement”) that will be effective as of January 1, 2020 (such date, the “Subject Assignment Effective Date”) and that will transfer all or substantially all of the assets of the Released Originator to Syneos Health (such transfer, the “Subject Assignment”).
E. The parties hereto desire to amend the Agreements as hereinafter set forth.
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NOW THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:
SECTION 1.Notice; Consent.
(a) Notice of the Subject Assignment. The Servicer hereby provides notice of the occurrence of the Subject Assignment, effective as of the Subject Assignment Effective Date, and requests that each of the parties hereto hereby acknowledges and consents to the Subject Assignment effective as of the Subject Assignment Effective Date.
(b) Limited Consent re: Subject Assignment. Subject to the terms and conditions of this Amendment, including the accuracy of each of the representations and warranties set forth herein, each of the parties hereto hereby: (i) acknowledges receipt of the notice set forth in clause (a) above, (ii) consents to the occurrence of the Subject Assignment effective as of the Subject Assignment Effective Date and (iii) waives any notice requirement with respect to the Subject Assignment set forth in the Transaction Documents as a prerequisite or condition precedent to the effectiveness of the Subject Assignment.
(c) General Limitations. The limited consent set forth in clause (b) above shall be strictly limited to its terms. Consistent with the foregoing, nothing contained herein shall be deemed to be a consent to any party to the Transaction Documents failing to perform its obligations under the Transaction Documents. Notwithstanding anything to the contrary herein or in the Transaction Documents, by executing this Amendment, no party hereto is now waiving or consenting to, nor has it agreed to waive or consent to in the future (i) the modification or breach of any provision of the Transaction Documents, (ii) any Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Event of Default or Unmatured Event of Default (whether presently or subsequently existing or arising) or (iii) subject to Section 4 below, any rights, powers or remedies presently or subsequently available to any of the parties hereto or any other Person against the Released Originator, any Remaining Originator, the Borrower or the Servicer under any Agreement, any of the other Transaction Documents, applicable law or otherwise, relating to any matter other than solely to the extent expressly consented to herein, each of which rights, powers or remedies is hereby specifically and expressly reserved and continue.
(d) No Waiver of Indemnification, Etc. Without limiting the generality of the foregoing and for the avoidance of doubt, but subject to Section 4 below, the parties hereto are not hereby waiving or releasing, nor have they agreed to waive or release in the future, any right or claim to indemnification or reimbursement by, or damages from, the Released Originator, any Remaining Originator, the Borrower or the Servicer or any other Person under any Transaction Document, including without limitation, for any liability, obligation, loss, damage, penalty, judgment, settlement, cost, expense or disbursement resulting or arising directly or indirectly from the Subject Assignment.

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SECTION 2.Amendments to the Purchase and Sale Agreement. The Purchase and Sale Agreement is hereby amended as follows:
(a) Schedule I to the Purchase and Sale Agreement is hereby replaced in its entirety with Schedule I attached hereto.
(b) Schedule II to the Purchase and Sale Agreement is hereby replaced in its entirety with Schedule II attached hereto.
(c) Schedule III to the Purchase and Sale Agreement is hereby replaced in its entirety with Schedule III attached hereto.
(d) Schedule IV to the Purchase and Sale Agreement is hereby replaced in its entirety with Schedule IV attached hereto.
SECTION 3.Release of Released Originator. The parties hereto hereby agree that upon the effectiveness of this Amendment, the Released Originator shall no longer (a) be party to the Purchase and Sale Agreement or any other Transaction Document and shall no longer have any obligations or rights thereunder (subject to Section 4 below, other than such obligations which by their express terms survive termination of the Purchase and Sale Agreement or such other Transaction Document, as applicable) and (b) sell any Receivables or Related Rights to the Buyer pursuant to the Purchase and Sale Agreement or otherwise.
SECTION 4.Delegation and Assumption of Released Originator’s Obligations. Effective immediately prior to the removal of the Released Originator as party to the Purchase and Sale Agreement pursuant to Section 3 above, the Released Originator hereby delegates to each of the Remaining Originators, and each of the Remaining Originators, jointly and severally, hereby assumes, all of the Released Originator’s duties, obligations, indemnities and liabilities that have arisen or accrued prior to the date hereof under the Purchase and Sale Agreement and each of the other Transaction Documents.
SECTION 5.Termination of Intercompany Loan Agreement. Concurrently with the effectiveness of this Amendment, the Released Originator and the Buyer hereby terminate that certain Intercompany Loan Agreement entered into between the Released Originator and the Buyer in connection with the Purchase and Sale Agreement (such agreement, the “Released Originator Loan Agreement”). The Released Originator hereby acknowledges and agrees that as of the date hereof, all the Buyer’s outstanding obligations (including, without limitation, any payment obligations) under the Released Originator Loan Agreement have been finally and fully paid and performed.
SECTION 6.Acknowledgement and Agreement.
(a) Each of the parties hereto hereby acknowledges and agrees that each of the Receivables and Related Rights heretofore sold, transferred or assigned by the Released Originator to the Buyer pursuant to the Purchase and Sale Agreement shall remain property of the Buyer and that the Buyer is not selling, transferring or assigning any such property to the

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Released Originator in connection with this Amendment. Additionally, each of the Released Originator and Syneos Health acknowledges and agrees that no Receivables or Related Rights are being sold, transferred or assigned by the Released Originator to Syneos Health in connection with the Subject Assignment.
(b) Each of the parties hereto hereby acknowledges and agrees that for purpose of determining whether a Receivable constitutes an “Eligible Receivable” as defined in the Receivables Financing Agreement, each Receivable heretofore originated by the Released Originator shall be deemed to have been originated by Syneos Health and no Receivable shall fail to constitute an “Eligible Receivable” solely as a result of it having been originated by the Released Originator.
SECTION 7.Representations and Warranties. Each Remaining Originator, the Released Originator, the Buyer, the Borrower, and the Servicer hereby represents and warrants to each of the parties hereto as of the date hereof as follows:
(a) Representations and Warranties. The representations and warranties made by it in the Agreements and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof.
(b) Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Agreements (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, each of the Agreements (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with their terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
(c) No Event of Default. No Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.
SECTION 8.Effect of Amendment; Ratification. All provisions of the Agreements and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Purchase and Sale Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Purchase and Sale Agreement shall be deemed to be references to the Purchase and Sale Agreement as amended by this Amendment. After this Amendment becomes effective, all references in the Receivables Financing Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Financing Agreement shall be deemed to be references

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to the Receivables Financing Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of any Agreement other than as set forth herein. Each Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.
SECTION 9.Effectiveness. This Amendment shall become effective as of the date hereof, subject to the conditions precedent that the Administrative Agent shall have received the following:
(a) counterparts of this Amendment executed by each of the parties hereto; and
(b) the Subject Assignment Agreement.
SECTION 10.Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 11.Transaction Document. This Amendment shall be a Transaction Document for purposes of the Agreements.
SECTION 12.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.
SECTION 13.GOVERNING LAW AND JURISDICTION.
(a) THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
(b) EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE BORROWER, THE BUYER, THE RELEASED ORIGINATOR, THE REMAINING ORIGINATORS AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE

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BORROWER, THE BUYER, THE SERVICER, THE RELEASED ORIGINATOR, ANY REMAINING ORIGINATOR OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS SECTION 13 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER, THE BUYER, THE RELEASED ORIGINATOR, ANY REMAINING ORIGINATOR OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH OF THE BORROWER, THE BUYER, THE RELEASED ORIGINATOR, EACH REMAINING ORIGINATOR AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
SECTION 14.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Purchase and Sale Agreement or any provision hereof or thereof.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

SYNEOS HEALTH, LLC,
as the Servicer and as a Remaining Originator

By: /s/ Jason Meggs
Name: Jason Meggs
Title: Chief Financial Officer

INVENTIV HEALTH CLINICAL, LLC,
as a Released Originator

By: /s/ Robert Parks
Name: Robert Parks
Title: Treasurer

INVENTIV COMMERCIAL SERVICES, LLC,
as a Remaining Originator

By: /s/ Jason Meggs
Name: Jason Meggs
Title: Manager

736072540 18569090	S-1	Omnibus Amendment

SYNEOS HEALTH RECEIVABLES LLC,
as the Buyer and the Borrower

By: /s/ Robert Parks
Name: Robert Parks
Title: President

736072540 18569090	S-2	Omnibus Amendment

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ Christopher Blaney____________________
Name: Christopher Blaney
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Christopher Blaney____________________
Name: Christopher Blaney
Title: Senior Vice President

736072540 18569090	S-3	Omnibus Amendment

        Schedule I

LIST AND LOCATION OF EACH ORIGINATOR

Originator	Location
Syneos Health, LLC	Delaware
inVentiv Commercial Services, LLC	New Jersey

736072540 18569090	Schedule I-1	Purchase and Sale Agreement

Schedule II

LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Originator	Location of Books and Records
Syneos Health, LLC	1030 Sync Street, Morrisville, NC 27560
inVentiv Commercial Services, LLC	1030 Sync Street, Morrisville, NC 27560

736072540 18569090	Schedule II-1	Purchase and Sale Agreement

Schedule III
TRADE NAMES
Syneos Health, LLC
Syneos Health, LLC was formerly known as INC Research, LLC
Syneos Health has been used as a trade name since January 4, 2018.
Syneos Health, LLC has qualified to do business in the State of California under the name “Integrated Neurosciences Consortium, LLC”.
inVentiv Commercial Services, LLC
Syneos Health has been used as a trade name since January 4, 2018.
        Schedule III-1 Purchase and Sale Agreement
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Schedule IV
NOTICE ADDRESSES
If to Syneos Health, LLC:

Syneos Health, LLC
c/o Syneos Health, Inc.
1030 Sync Street
Morrisville, NC 27560
Attention:  General Counsel

with a copy to:

Latham & Watkins LLP
885 Third Avenue
New York, NY 10022-4834
Attention: Graeme P. Smyth

If to inVentiv Commercial Services, LLC:

inVentiv Commercial Services, LLC
c/o Syneos Health, Inc.
1030 Sync Street
Morrisville, NC 27560
Attention:  General Counsel

with a copy to:

Latham & Watkins LLP
885 Third Avenue
New York, NY 10022-4834
Attention: Graeme P. Smyth

736072540 18569090	Schedule IV-1	Purchase and Sale Agreement